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                                                                    Exhibit 99.2

       CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Allen G. Sugerman, the Chief Financial Officer of The MIIX Group, Incorporated, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of The MIIX Group, Incorporated for the quarterly period ended June 30, 2002 (the "MIIX Group Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the MIIX Group Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The MIIX Group, Incorporated.


Dated:   August 13, 2002

                                                 By: /s/ Allen G. Sugerman
                                                     ---------------------------
                                                     Allen G. Sugerman
                                                     Chief Financial Officer








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